UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2015

POZEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31719	62-1657552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina	27517
(Address of Principal Executive Offices)	(Zip Code)

(919) 913-1030
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

POZEN Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held at the Company’s headquarters, 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina 27517, on Wednesday, June 10, 2015. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

• the election of one (1) Class III directors to serve until the 2018 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

• the advisory vote on the compensation of the Company’s named executive officers;

• the vote on certain provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan to enable the Company to deduct in full certain patent-related compensation under Section 162(m) of the Internal Revenue Code; and

• the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

At the close of business on April 15, 2015, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 32,347,057 shares of the Company’s Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 28,849,667 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the Class III director was elected and all other proposals submitted to stockholders were approved.

Proposal 1.  Election of Director

The vote with respect to the election of the Class III director was as follows:

	For	Withheld	Broker Non-Votes
Seth A. Rudnick, M.D.	12,913,534	7,457,560	8,478,573

Proposal 2.  Advisory Vote on the Compensation of the Company’s Named Executive Officers

The vote with respect to the advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,601,141	9,563,597	206,356	8,478,573

Proposal 3.  Vote on Certain Provisions of the POZEN INC. 2010 Omnibus Equity Compensation Plan

The vote with respect to the approval of certain provisions of the POZEN Inc. Omnibus Equity Compensation Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,626,863	643,855	100,376	8,478,573

Proposal 4.  Ratification of Selection of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was as follows:

FOR	AGAINST	ABSTAIN
28,496,123	309,547	43,997

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POZEN Inc.

By:	/s/ William L. Hodges
Name:	William L. Hodges
Title:	Chief Financial Officer

Date:  June 15, 2015